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                                                                 EXHIBIT 10.10.5

                                  AMENDMENT OF
                        THE PULITZER PUBLISHING COMPANY
                  SUPPLEMENTAL EXECUTIVE BENEFIT PENSION PLAN
                             DATED OCTOBER 26, 1989

     Effective January 1, 1986, Pulitzer Publishing Company hereby amends
Article I.G.(3) of the Pulitzer Publishing Company Supplemental Executive Benefit Pension Plan by including the following as the third sentence of such paragraph:

     "In the event the Participant has had withdrawals or distributions from any qualified defined contribution plan maintained by the Company, such withdrawals or distributions will be included in the determination at the specified date of benefits to determine the accumulated vested account balance for purposes of the applicable offset."

                                          PULITZER PUBLISHING COMPANY

                                          By /s/ RONALD H. RIDGWAY
                                            --------------------------------
                                            Senior Vice President -- Finance